UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 1, 1997

                             THE VINCAM GROUP, INC.
             (Exact name of registrant as specified in its charter)

     FLORIDA                               0-28148                      59-2452823
(State or other jurisdiction         (Commission File Number)       (I.R.S. Employer
of incorporation or organization)                                 Identification No.)

2850 DOUGLAS ROAD, CORAL GABLES, FLORIDA                                 33134
(Address of principal executive offices)                              (Zip Code)

                                 (305) 460-2350
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
   (Former name, former address, and former fiscal year, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          Pursuant to the terms of a previously announced definitive merger agreement, on December 1, 1997, The Vincam Group, Inc. (the "Company") completed the acquisition by merger of Staffing Network, Inc. ("SNI"), a privately held professional employer organization headquartered in Manchester, New Hampshire with approximately 525 clients and more than 5,000 worksite employees. Upon consummation of the merger, SNI, the surviving corporation in the merger, changed its name to Vincam/Staffing Network, Inc. and became a wholly owned subsidiary of the Company. Vincam issued 1.2 million shares of its common stock in the transaction which will be accounted for as a pooling of interests. SNI reported revenues of $114.6 million for the fiscal year ended December 31, 1996, and $90 million for the nine months ended September 30, 1997.

         Statements in this Form 8-K relating to matters that are not historical facts are forward- looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performances or achievements of The Vincam Group, Inc., to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such known and unknown risks, uncertainties and other factors include, but are not limited to, the following: (i) potential for unfavorable interpretation of government regulations relating to labor, taxes, insurance, employment matters and the provision of managed care services; (ii) the Company's ability to obtain or maintain all required licenses or certifications required to further expand the range of specialized managed care services offered by the Company; (iii) potential increases in the Company's costs, such as health care costs, that the Company may not be able to reflect immediately in its service fees; (iv) the Company's ability to offer its services to prospective clients in additional states where it has less or no market penetration; (v) the level of acquisition opportunities available to the Company and the Company's ability to efficiently price and negotiate such acquisitions on a favorable basis; (vi) the financial condition of the Company's clients; (vii) additional regulatory requirements affecting the Company; (viii) the impact of competition from existing and new professional employer organizations; (ix) the failure to properly manage growth and successfully integrate acquired companies and operations, and to achieve synergies and other cost savings in the operation of acquired companies; and (x) other factors which are described in further detail in the Company's filings with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the financial statements required by
Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Current Report on Form 8-K no later than 75 days after the date of this Current Report on Form 8-K, or February 14, 1998.

         (b) Pro Form Financial Information

         As of the date of filing of this Current Report on Form 8-K, it is impracticable for the Registrant to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information shall be filed by amendment to this Current Report on Form 8-K no later than 75 days from the date of this Current Report, or February 14, 1998.

         (c)      Exhibits

         EXHIBIT NO.            DESCRIPTION
         -----------            -----------

               2 Agreement and Plan of Merger by and among The Vincam Group, Inc., Staffing Network, Inc., Michael J. Gatsas and Theodore L. Gatsas, dated as of October 24, 1997.*

         *Schedules and exhibits to Exhibit 2 have not been filed with the Securities and Exchange Commission (the "Commission"). The Registrant agrees to provide those schedules and exhibits supplementally upon the request of the Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    THE VINCAM GROUP, INC.

Date: DECEMBER 5, 1997              By:     /S/ STEPHEN L. WAECHTER
      ----------------                 ---------------------------------------
                                          Stephen L. Waechter, Chief Financial
                                          Officer and Senior Vice President
                                          Finance and Administration (Principal
                                          Financial Officer)

                                  EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION
----------          -----------

     2 Agreement and Plan of Merger by and among The Vincam Group, Inc., Staffing Network, Inc., Michael J. Gatsas and Theodore L. Gatsas, dated as of October 24, 1997.